Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

In connection with the Annual Report of Continental Building Products, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James Bachmann, President and Chief Executive Officer of the Company, and Dennis Schemm, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2016	/s/ James Bachmann
James Bachmann
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Dennis Schemm
Dennis Schemm
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)